VERMILLION®

Diagnostic Bioinformatic Solutions to Change Gynecologic Outcomes

ASPiRA LABS®
YOUR HEALTH. OUR PASSION.

ASPiRA IVD™

NASDAQ: VRML
JANUARY 2017

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements reflect the views of the Company as of the date of this presentation and are subject to certain risks, uncertainties and assumptions, including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and quarterly report on Form 10-Q for the quarter ended March 31, 2016.

Company Overview

- **Ticker Symbol: VRML** (NASDAQ CM)
- **Market Cap** (12-27-2016)**: $52.8M**
  - Shares Outstanding (10-31-2016): 52.3M
- **Cash and Cash Equivalents** (9-30-2016)**: $8.1M**
- **Enterprise Value: $46.6M**

Vermillion's Focus is Gynecologic Health

Our Vision

To be the <u>**global diagnostic platform leader**</u> in advancing women's health with <u>**information**</u> and <u>**technologies to improve outcomes!**</u>

Our Mission

To allow <u>**women**</u> with <u>**pelvic pain**</u> and <u>**masses**</u> to have <u>**painless**</u> and <u>**disease free lives**</u>!

Collaborations

With leading scientific and clinical institutions such as **Johns Hopkins**, **UCI**, **MD Anderson**, **Moffitt**, **Kaiser**, **DOD** and **Quest Diagnostics**

Flagship Product/Globla Dx Platform

OVA1®, **the first FDA-cleared, multi-biomarker liquid biopsy** for pre-surgical triage of ovarian cancer, >80,000 performed to date


Overa
Precision. Clarity. Confidence.

Logistics Partner

Quest Diagnostics

Collaborators

Johns Hopkins University

MD Anderson Cancer Center

UC Irvine

USAMRMC

University of Kentucky

Kaiser Permanente

Investment Highlights

- **Target market expanding to > $1 billion with the OVA family of products***
- **Key investor support from Jack W. Schuler and Oracle Investment Management**

__2015__:
- **August:** All OVA1 testing migrated from Quest Diagnostics to ASPiRA Labs
- **December:** Published OVA1 cost effectiveness data

__2016__:
- **March:** 510(k) marketing clearance from the FDA for Overa
- **April:** Published FIRST significant clinical utility data for OVA1
- **May:** First international distribution agreement signed
- **June:** Recorded initial revenue from ASPiRA IVD operations
- **July:** Payer contracts with Priority Health Managed Benefits, Independent Medical Systems and Sutter Valley Medical Foundation (d/b/a Gould Medical Foundation)
- **September:** Signed payer contract with CareFirst BlueCross BlueShield
- **October:** Launched Pelvic Mass Specimen and Data Repository
- **October:** Overa Launched in the US via Targeted Launch Program
- **November:** OVA1 receives "Level B" Recommendation in the ACOG Clinical Management Guidelines for the Management of Adnexal Masses
- **December:** Received a Proprietary Laboratory Analyses (PLA) code (0003U) for Overa (MIA2G) from the American Medical Association

*According to Company estimates

Vermillion Has a Large Market Opportunity

US healthcare system annually spends $22B on endometriosis care[1], $5.1B on Ov Ca care[2] and $1.2B on PCOS care[3]


Physiologic Cyst
Benign Mass
Cancer
Non-Gyn Mass
15K[4]
22K[4]
100K - 300K[5]
75-90% benign[5]
500K -1M[5]
98% benign[5]
20M[6]
Confusion Matrix of Diagnoses:
Endometriosis
PCOS
Functional Cysts

Ovarian Cancer Deaths	Ovarian Cancer	Pelvic Masses to Surgery	Pelvic Masses	Pelvic Diseases

Product Development

2010-2016 ⟷ 2017-2020

OVA1® | Overa | Overa plus | DxA1 | DxA2

1. UCSF School of Medicine 2. National Cancer Institute 3. Jason, et al. JAMA Internal Medicine 171(13) 4. American Cancer Society 5. Company estimates 6. www.Womenshealth.gov

Ovarian Cancer - The Size of the Problem

Ovarian cancer stage at presentation and survival

Stage	Description	Incidence	5-Year Survival
Stage I	Confined to the ovary	23%	90%
Stage II	Extends to true pelvis	13%	80%
Stage III	Extends beyond the true pelvis	47%	15-20%
Stage IV	Distant disease	16%	<5%

>60% of ovarian cancers are diagnosed at late stages

Cancer Site	Ovary	Breast
5-Year Mortality	54.4%	10.3%

SEER data
Adapted from Barakat RR, et al. Principles and Practice of Gynecologic Oncology, 5th ed. Baltimore, MD: Lippincott Williams & Wilkins, 2012

Despite This Unmet Clinical Need...

...no solution exists.

Current standard of care is inadequate to manage patients and results in **poor outcomes** and **increased costs**





1. Current clinical assessment is inadequate

- Physical exam is specialist-dependent
- Imaging is subjective

2. CA-125 is used off-label[1] /Alternative Technology-ROMA

- Both have High rate of false negatives[2,3]
- CA-125 is non-specific-elevated in endometriosis, liver, GI, breast, etc.[4]

3. Preoperative biopsy is medically inappropriate

1. Moss ET, et al., Clin Pathol 2005;58:308-312

2. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259

3. Lennox G, et. al., Int'l J Gynecol Cancer. 2015; 809-14, Vol 25

4. Fristche HA, and Bast RC, Clin Chem. 1998 Jul;44(7):1379-80

Vermillion's Solution - 1st Generation

Ova1® **MIA** *(Multi-Variate Index Assay)*

FDA-cleared liquid biopsy test, which pre-operatively assesses risk of ovarian cancer and helps triage high risk patients

The OvaCalc® algorithm combines five biomarker results into a single numerical "test value" related to the probability of malignancy


B2 microglobulin
Host response
CA125-II
Released by tumor cells
Cholesterol transport
Apolipoprotein A1
Hormone and vitamin transport
Prealbumin
Iron transport
Transferrin

Interpret OVA1 on a 0-10 scale


<5.0
≥5.0
Pre-menopausal
0 1 2 3 4 5 6 7 8 9 10
<4.4
≥4.4
Postmenopausal
0 1 2 3 4 5 6 7 8 9 10
Low probability of ovarian malignancy
High probability of ovarian malignancy

Vermillion's Solution - 2nd Generation

FDA Cleared Mar 2016 Launched Q4 2016 New Reimbursement Code Dec 2016

Overa (MIA2G)

Precision. Clarity. Confidence.

FDA-cleared liquid biopsy test, which pre-operatively assesses risk of ovarian cancer and helps triage high risk patients

The OvaCalc® algorithm combines five biomarker results into a single numerical "test value" related to the probability of malignancy



Protein
Function
Apolipoprotein A1
Cholesterol transport
DOWN
UP
HE4 (Human Epididymis protein 4)
Released by tumor cells
UP
CA-125II
Released by tumor cells
UP
Hormone regulation
FSH (Follicle Stimulating Hormone)
Transferrin
Iron transport
DOWN

- Overa test result:

  One Cutoff for all Women.



5.0
0 1 2 3 4 5 6 7 8 9 10
LOW RISK
ELEVATED RISK
REFERENCE RANGE

OVA1® vs Standard of Care[1] – Stage I and II



85% Reduction
100%
50%
0%
37%
63%
31%
69%
23%
77%
8%
92%
5%
95%
CA125-II*
CA125-II + Clinical Assessment*†
Modified ACOG**
OVA1
OVA1 + Clinical Assessment†
Rate of Cancer MISSED
Rate of Cancer DETECTED

(n= 1016 surgeries, with 86 early stage cases, 61 Stage I, 25 Stage II)

† Clinical Impression included physician physical examination and imaging, per the study inclusion criteria, and CA 125, if used

* Significant difference in sensitivity as compared to OVA1 + Clinical Assessment (from McNemar's test $p<0.05$)

** High risk pre-menopausal: CA 125 (>67 U/mL), ascites, or evidence of abdominal/distant metastasis. Postmenopausal women: CA 125 (>35 U/mL), nodular or fixed pelvic mass, ascites, or evidence of abdominal/distant metastasis.

1. Longoria TC, et al. 2014. Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer. Am J Obstet Gynecol doi: 10.1016/j.ajog.2013.09.017.

Key Publications

Title		Author, Institution	N	Conclusions
OBSTETRICS & GYNECOLOGY	Effectiveness of a multivariate index assay in the preoperative assessment of ovarian	Ueland, et al. University of Kentucky	590 patients	• First pivotal trial of OVA1®, n = 590 • **OVA1 detected 76% of malignancies missed by CA-125** • The performance of OVA1 was consistent in early- and late-stage cancers
GYNECOLOGIC ONCOLOGY	Ovarian malignancy risk stratification of the adnexal mass using a multivariate index assay	Bristow, et al. UC Irvine	494 patients	• Second pivotal trial of OVA1 with 494 surgeries • **OVA1 added to clinical impression (CI) reduced cancers missed from 26% to 4%** • NPV was 98%, PPV was 31%
AJOG	Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer	Longoria, et al., UC Irvine	1016 patients	• Compared CA125, CI or mod-ACOG standard of care to OVA1 in early-stage OvCa • OVA1 showed superior sensitivity for risk stratification vs CA125, CI and mod-ACOG • **OVA1 with CI reduced early-stage cancers missed from 31% to just 5%**
AJOG	The effect of ovarian imaging on the clinical interpretation of a multivariate index assay	Goodrich, et al. University of Kentucky	1024 patients	• Compared OVA1 head-to-head or in combination with ultrasound or CT scan • **US missed 23% of OvCa, CT missed 20%** • **Using OVA1 with US reduced OvCa missed to just 2%** • Study suggested that OvCa risk can be personalized by a multi-modality algorithm
AJOG	Validation of a second-generation multivariate index assay for malignancy risk of adnexal masses	Coleman, et al.	493 patients	•Overa's sensitivity & NPV higher than CA-125 or mod-ACOG industry benchmarks •Higher sensitivity for early-stage and each primary ovarian cancer subtype •**Specificity (69%) and PPV (40%) improved over OVA1 (54% & 31%, respectively)** •**Same high-risk cutoff for all women, unlike CA-125, mod-ACOG, ROMA or OVA1**

VERMILLION®

Vermillion's Solution: How It is Used in Practice



Before:
Today 20-43% early stage disease missed
Physical Exam and History
?
TVUS
Miss 23%3
?
CA-125
Miss 26% (All)4
Miss 43% (Stage I)5
?
CT scan
Miss 20%3
Clinical Interpretation
Lower Risk
Uncertain
Higher Risk
Observe/ Gyn Care $
Gyn Onc Care $$
After:
New ACOG Guideline Nov 2016 includes OVA1
Annual Survey
Physical Exam and History
TV US for Pelvic Mass
ACOG Level A6
No Risk Factors
Risk Factors
Observe/ Gyn Care
Pre-surgical Assessment
ACOG Level B6
Ova1
96% cancer detection4
Lower Risk
Elevated Risk
Gyn Care $
Gyn Onc Care $$

- It may take 7-9 months from initial symptoms to ovarian cancer diagnosis[1]
- 2/3 ovarian cancer patients today are not optimally managed by a specialist[2]

1. Lloyd H. et l., Cancer. 2005 Oct 1;104(7):1398-407.
2. Earle CC, et al., J Natl Cancer Inst. 2006 Feb 1;98(3):172-80
3. Goodrich ST, et al., Am J Obstet Gynecol. 2014 Jul;211(1):65.e1-65.e11.
4. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
5. Longoria TC, et al. 2014. Am J Obstet Gynecol doi: 10.1016/j.ajog.2013.09.017.
6. ACOG Practice Bulletin Nuymber 174, November 2016, page 10

OVA1/Overa™ vs Standard of Care

	CA-125†	ROMA	Ova1	Overa
Sensitivity Across Stages*				
Stage I	✗	✗	✓	✓
Stage II	✗	✗	✓	✓
Stage III	✓	✓	✓	✓
Stage IV	✓	✓	✓	✓
Sensitivity Across Menopausal Status*				
Pre-menopausal	✗	✗	✓	✓
Post-menopausal	✓	✓	✓	✓
Sensitivity Across Histological Subtypes*				
Epithelial ovarian cancer	✓	✓	✓	✓
Non-epithelial cancer	✗	✗	✓	✓
Low malignant potential	✗	✗	✓	✓
Metastatic	✓	✓	✓	✓
Non-ovarian cancer	✗	✗	✓	✓

*Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
80% sensitivity to cancer
† Cut-off: pre-menopausal subjects CA125>200U/mL; postmenopausal subjects CA125>35U/mL
TVUS: Trans-vaginal Ultrasound

New OVA1 Plus Report

Level A (TVUS)
+
Level B (OVA1)(MIA)
on
One Report

ASPiRA LABS
YOUR HEALTH. OUR PASSION.

Ova1

Pelvic Mass Risk Assessment

PATIENT AND ORDERING INFORMATION

Name: TEST,OVA1		**Accession No:**	**AZ001277**
MRN:		**Client No:**	TEST
DOB: 01/01/1900 **Age:** 116	**Sex:** FEMALE	**Final Report Date:**	DRAFT
Date Specimen Collected: 11/02/2016 UNK		**Released By:**	
Date Specimen Received: 11/02/2016 10:42		**Menopausal Status:**	Post-Menopausal

CLIENT INFORMATION

TEST CLIENT
101 COOPERATIVE WAY - SUITE 220
GEORGETOWN, TX 78626

Tel: 512-555-1212
Fax:

PHYSICIAN INFORMATION

Ordering Physician: TEST,TEST M.D.

Copy-to-Physician:

Fax:

OVA1 TEST RESULT

Test Name	Value	Status	Cut-Off	
OVA1	4.4	Elevated Risk	Premenopausal Low Risk < 5.0; Elevated Risk ≥ 5.0 Postmenopausal Low Risk < 4.4; Elevated Risk ≥ 4.4	
CA 125 II*	16		Premenopausal 0 - 63 U/L Postmenopausal 0 - 35 U/L	Notes: NOTES TEST

In a study of 269 subjects with a pelvic mass, in which 72 subjects were found to have ovarian cancer, the Ova1 performance data was: Sensitivity=87.5% and Specificity=50.8%

In studies, OVA1 demonstrated a negative predictive value of up to 98%. NPV is the percent of patients with a negative test result who had a benign mass.[1]

*CA 125 II is a component of the OVA1 Test. The CA 125 II assay method used is manufactured by Roche Diagnostics. The diagnostic sensitivity and specificity of the Roche Diagnostics CA 125 II test was calculated by comparing ovarian carcinoma patients at primary diagnosis (FIGO stage I to IV) with patients suffering from benign gynecological diseases. At a cutoff value of 65 U/ml, the sensitivity is 79% (at a low specificity of 82%). The optimal clinical value is reached at 150 U/ml (sensitivity 69%,) specificity 93%).

Combining the OVA1 score with ultrasound results can help further define Risk of Malignancy (ROM)

Predicted Risk of Malignancy of OVA1 Score and Ultrasound by Menopausal Status and Ultrasound Risk[2]



Risk of Malignancy (%)
100
90
80
70
60
50
40
30
20
10
0
1
2
3
4
5
6
7
8
9
OVA1 Value
High Risk Ultrasound Postmenopausal
Low Risk Ultrasound Postmenopausal
High Risk Ultrasound Premenopausal
Low Risk Ultrasound Premenopausal

If you have any questions, please call Client Services to speak with our lab director at 1-844-ASPIRA1

For more information on how to incorporate the OVA1 result into your overall risk assessment, scan THIS

or visit: goo.gl/eYI7wP

OVA1 value ROM when combined with imaging results	OVA1 Value	4.4
	Pre menopausal Low Risk Ultrasound	4%
	Pre menopausal Elevated Risk Ultrasound	7%
	Post menopausal Low Risk Ultrasound	12%
	Post menopausal Elevated Risk Ultrasound	30%

High-risk imaging was defined as any complex ovarian tumor with evidence of solid or papillary components.[2]
Low-risk imaging was defined as unilocular or septate cystic ovarian tumor without high-risk findings.[2]

References:
[1]Bristow RE, et al., Gynecol Oncol. 2013;128:252-259; [2]Goodrich ST, et al., Am J Obstet Gynecol. 2014 Jul;211(1):65.e1-65.e11

ASPiRA LABS
12117 Bee Caves Road Building III, Suite 100
Austin,Texas 78738
P 1-844-ASPiRA1
F 1-866-283-2634
www.aspiralab.com
www.OVA-1.com
support@aspira.com
Herbert Fritsche, Ph.D.
Laboratory Director
CLIA Lab No: 45D2073394

Publications Drive Standard of Care/Reimbursement

Published Evidence	Guidelines	Positive
Ueland, et al. *Obstetrics and Gynecology,* 2011 **Bristow, et al.** *Gynecologic Oncology,* 2013 Am J Gynecol, 2013 **Longoria, et al.** *Am J Obstet Gynecol,* 2013 **Goodrich, et al.** *Am J Obstet Gynecol,* 2015 **Forde, et al.** *Curr Med Res Opin. 2015* **Coleman, et al.** *Am J Obstet Gynecol, 2016* **Eskander, et.al.** *Am J Obstet Gynecol, 2016*	ACOG THE AMERICAN CONGRESS OF OBSTETRICIANS AND GYNECOLOGISTS ACOG Practice Bulletin Number 174, November 2016, page 10 NCCN National Comprehensive Cancer Network® National Comprehensive Cancer Network (NCCN) Guidelines, Version 1.2016 Updated Aug. 26,2016 SGO Society of Gynecologic Oncology Society of Gynecologic Oncology Position Statements Issued 2011, Updated 2013	Medicare MEDI-CAL Serving California Since 1966 BlueCross BlueShield

Intellectual Property

Strong IP Protection

Granted			Pending			Family
USA	Ex US	Total	USA	Ex US	Total	
19	61	80	11	35	46	25

- Issued patents covering various ovarian cancer biomarkers
- Pending patent applications covering OVA1® and Overa™ products
- Algorithm - kept as trade secret

Overera™ - Breakthrough in Ovarian Cancer Management

Standalone Risk Stratification

	Sensitivity	Specificity	PPV	NPV
OVA1[1] (95%CI)	92% (85.1–96.3)	54% (48.6–58.3)	31% (26.0–37.0)	97% (93.6–98.5)
Veracyte[2] Afirma GEC	92%	52%	32-47%	93-96%
Overa (95%CI)	92%	69%	40%	97%

1. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
2. Alexander EK, et al., N Engl J Med. 2012 Aug 23;367(8):705-15
2015 ASCO poster on OVA2 validation available upon request as PDF or hard copy

- (teal) Overa performance exceeds OVA1 performance statistically
- (orange) Overa performance meets or exceeds OVA1
- (gray) Overa performance lower than OVA1, but not statistically different

We Save More Lives and Reduce More Cost By Evolving Our Strategy with Overa™

To radically improve patient care, we have expanded our scope by classifying **all** pelvic mass patients to determine the best disease management care path

500K to 1M pelvic masses diagnosed[1]

100-300K[1] → Correct referral for ovarian cancer surgery

400-700K[1] → Correct treatment pathway

- Benign Gynecologic Disease
- Malignant Gynecologic Disease

Diagnostic Applications

- **Surgery vs. watchful waiting, best surgical approach**
- **Recurrence and monitoring**
- **Improved malignancy detection**
- **ID of other pelvic mass disease**

1. Company estimates

Building on Our Big Data Foundation

To impact this expanded scope, biomarkers alone are limited in terms of needed algorithm development and accuracy

Unparalleled Specimen and Data Repository

- Clinical Data
- Imaging/ Other Modalities
- Proteomic/Nucleic Acid Markers

Algorithm Platform

FOUNDATION
- FDA cleared algorithms
- IP
- FDA/LDT Expertise

PROOF OF CONCEPT LAUNCHED
- OVA1 PLUS TVUS NOVEMBER 2016

Impact more than 1M patients[1]

A platform that can be commercially replicated

1. Company estimates

Product Pipeline of ASPiRA Labs



Overera™
KEY PLATFORM
OVA1/ Overa plus 1.0
OVA1/ Overa plus 2.0
DxA
DxA-2
2016
2017
2018
2019
2020

Product	OVA1®	Overa™	OVA1/Overa plus 1.0	OVA1/Overa plus 2.0	DxA	DxA-2
Proposition	Correct specialist referral	Correct specialist referral	Rule-out, surgical pathway choice, progression	Rule-out, surgical pathway choice, progression	Previous, plus differential Dx of endometriosis	Previous, plus differential Dx of PCOS
Market size[1]	100-300K	100-300K	250K-1M	250K-1M	>1M	>1M

← Data Registry →

1. Company estimates

Expanded Opportunity Size - US + EX US


US >1M TAM
EX US >10M TAM
Differential Dx of pelvic disease
US 250K - 1M TAM
EX US 2.5M - 10M TAM
Rule out; watchful waiting, surgical choice, disease progression, recurrence monitoring
US 100K - 300K TAM
EX US 1 M - 3M TAM
Guided referral

OVERALL TOTAL
$2.2B - $4.4B

US $1.2B - $2.4B
EX US $1.0-$2.0B

US $440M - $880M
EX US $500M-$1B

US $67M - $200M
EX US $100M-$300M

All TAM and revenue numbers according to Company estimates

The Value of Vermillion's Solution for all Customers

To Patients

- Improve time to Tx
- **Low risk:** peace of mind
- **High risk:** get to the right specialist

To Providers

- Improved differential Dx
- **Low risk:** keep patient
- **High risk:** refer to Gyn Onc
- Increased control of quality outcomes in ACA climate

To Payers

- Reduction in unnecessary procedures
- Improved health economics demonstrates significant QALY
- **Right Tx / right patient / right cost**

Our Roll-Out Plans Include US and International Opportunities

U.S.

Top down, high-touch approach to IDNs, systems, ACOs



Bottom up low-touch approach to patients, providers

INTERNATIONAL

2015: CE marked and ISO certified
2016: Phased geographic roll-out with selected partners*



IVD or service offering

IVD/Service Offering

- *90% of Ov Ca occurs ex-U.S.*
- ***Overa CE mark an expanded label vs. OVA1 in U.S. ("considered" for surgery)****
- ***Expanded label combined w/world-wide Ov Ca incidence point to much more Overa opportunity ex-U.S. vs. U.S. OVA1***
- ***Launch H1 2017***

*Overa (TM) Platform: Roche cobas 4000, 6000, 8000
https://usdiagnostics.roche.com/en/core_laboratory/analyzers.html

Commercialization Strategy


Payer strategy to increase utilization and drive price based on HECON
Payers
Influence Gyn Oncs to drive volume in referral base
ASPiRA Labs
(Testing and patient data)
KOL strategy in hospital systems and regional lab contracts to drive care pathways
Gyn Onc OB/Gyn 1:38
Hospital Systems / Regional Labs

OVA1® Coverage YTD - Patient Lives in Millions

Goal: Targeted Growth with Positive Medical Policy Decisions



Target:
National
Payer
80M
70M
60M
Medicare
Novitas
Michigan
Arkansas
Louisiana
CareFirst
Medi-Cal
6/2014
12/2015

Clinical Utility Publication*

- **Purpose:** To assess OVA1's ability to drive referral of ovarian cancer patients to GYN ONC prior to their first surgical intervention

- **Method:** Retrospective standardized survey of OVA1 prescriber's to report on ovarian cancer cases where OVA1 was prescribed



Overall (N=122)
11%
9%
80%
Premenopausal (N=49)
10%
12%
78%
Postmenopausal (N=73)
11%
7%
82%
No Referral and no Gynecologic Oncologist involvement
No Referral but had Gynecologic Oncologist involvement
Referred to Gynecologic Oncologist
0
20
40
60
80
100
120
# of Patients

Conclusion: High-risk OVA1 was associated with 94% Gyn Onc surgery and 100% consultation if primary OvCa, ***demonstrating clinical utility of the test***

- 22 physicians with ≥5 OVA1 results
- 136 OVA1-positive cases scored
- **122 Surgeries resulted from these**

  -42 benign tumors

  -3 non-ovarian malignancies

  -**65 primary ovarian cancers**

  -10 of these LMP

  -**31 of these early-stage (48%)**



# of Patients Undergoing Surgery
80
70
60
50
40
30
20
10
0
Patient Restaged
No Restaging
50%
50%
100%
3%
97%
Obstetrician / Gynecologist Surgeon (N=4)
Gynecologic Oncologist Surgeon (N=74)
Overall (N=78)

*Current Medical Research and Opinion, 2016, Vol. 32. No. 6, 1161-1165 http://dx.doi.or/10.1080/03007995.2016.1176014, Article FT-0129.R1-0000.XO/1176014

Cost Effectiveness Model Analysis

Assay	Lab	List Price	ICER
OVA1*	ASPiRA	~$1,495	$12,189/QALY[1]
OVA1**	ASPiRA	~$1,495	$35,094/QALY[1]
BRCA1/2	Myriad Genetics	~$4,040	$36,845/QALY[2]
Oncotype DX	Genomic Health	~$4,175	$15,578/QALY[3]
Considered cost effective when under threshold			$50,000/QALY

- Use of OVA1 resulted in fewer projected re-operations and pre-treatment CT scans versus CA 125-II (69% fewer) or mACOG (51% fewer)
- OVA1 increased the quality adjusted life years (QALY) of the patient cohort
- OVA1 was shown to be cost effective versus mACOG ($35,094/QALY) or CA-125 ($12,189/ QALY) as both were below the $50,000/QALY ICER threshold

Incremental cost-effectiveness ratio (ICER): Average incremental cost associated with one additional unit of the measure of effect (i.e., QALY) between two possible interventions

Quality-adjusted life-year (QALY): A measure of quality of life that takes into account both the quantity and the quality of life generated by interventions

*Compared to CA-125II **Compared to modified ACOG guidelines

1. Forde GK, et al., Curr Med Res Opin. 2015 Dec 7:1-9.
2. Li Q, et al., San Antonio Breast Cancer Symposium 2011, San Antonio, TX
3. Vanderlaan BF, et al., 2011. Am J Manage Care. 2011;17(7):455-464

Experienced Management Team in Place

	Title	Experience
Valerie Palmieri	President and CEO	DIANON Systems (A LabCorp Company); LabCorp (Laboratory Corporation of America); MOMENTUM CONSULTING
Marra S. Francis, MD, FACOG	Chief Medical Officer	myriad. (When Decisions Matter) 25; Cbr cord blood registry
Fred Ferrara	Chief Operating Officer	AURORA DIAGNOSTICS; DIANON Systems (A LabCorp Company); LabCorp (Laboratory Corporation of America)
Eric Schoen	SVP, Finance & Chief Accounting Officer	Borland; TRILOGY; pwc
Patrick Carpenter	GM of ASPiRA Labs	Miraca Life Sciences; DIANON Systems (A LabCorp Company); Quest Diagnostics
Robert Schroder	VP, Global Business Development	DIANON SYSTEMS; CBLPath (The next step in pathology); SONIC HEALTHCARE

2015-2016 Achievements / 2017 Anticipated

2015

- ✓ Strategic partnership study with Kaiser Permanente (So. CA) announced
- ✓ Conversion of OVA1 volume from Quest Diagnostics to ASPiRA Labs
- ✓ Publish OVA1 cost effectiveness data

2016

- ✓ Overa FDA Clearance
- ✓ Announce international distribution partnerships
- ✓ Overa (MIA2G) Clinical Validation published ACOG
- ✓ Foundational Payer Contracts: Coverage CareFirst BlueCross BlueShield, Coverage Sutter Valley Medical Foundation (d/b/a Gould Medical Foundation) CA, Coverage Independent Medical Systems, TX, Coverage Priority Health - MI
- ✓ Unparalleled pelvic mass specimen and data repository initiated
- ✓ OVA1(MIA) Plus product launch
- ✓ OVA1 (MIA) receives "Level B" Recommendation in the ACOG Clinical Management Guidelines for the Management of Adnexal Masses
- ✓ Received a Proprietary Laboratory Analyses (PLA) code (0003U) for Overa MIA2G from the American Medical Association

2017

- National payer contract
- Additional National Guideline- ACOG Ovarian CA
- National Distribution Partners
- Decentralized Model in Place via Cloud

Current Financial Priorities

- Price (maintain / build value)
- Sales ramp / penetration (build on existing market share / call point)
- Margins (>80% over 2016 - 2019)
- Reimbursement - revenue cycle management
- Generate margin through ASPiRA IVD

Vermillion Expects to Be a Market Leader by 2020 - Anticipated Milestones


Volume multipliers - + Sales/Regional lab strategy
Direct to Consumer/DTW Launched Mar 2016
OVA1/Overa plus 2.0 Symptom
OVA1 + 1.0 Launched Nov 2016 NCCN, ACOG Guidelines
OVA1/Overa clinical utility/ HECON/ Ov CA ACOG guidelines
Overa™ cleared validation, OVA1 HECON
DxA I validation studies
DxA II HECON studies
Overa
OVA1/Overa plus 1.0
OVA1/Overa plus 2.0
DxA I
DxA II
2015
2016
2017
2018
2019
2020
Gain positive Medical Policy at major health plans (40M)
Increase in contracting for Overa ~80% coverage
Medical Policy for OVAX auto add to existing contracts
Medical Policy for DxA auto add to existing contracts

Sustainable Advantages, Tailwinds and Headwinds

Sustainable Advantages

- Biomarker IP
- Trade secret algorithm
- ASPiRA Labs data structure and source

Tailwinds

- FDA and LDT process experience
- Robust clinical / health economics publication pipeline
- World-class clinical partners

Headwinds

- Payer contracting – driving rigorous plan forward
- Test adoption / habit
- Cumbersome guideline process

<u>Done</u>
ACOG Adnexal Mass
NCCN Ovarian Cancer
SGO Position Statement
<u>To Complete</u>
ACOG Ovarian Cancer

Vermillion's Strategy: Built for the Future

Strategic Strengths and Capabilities	Myriad	Gx Health	Exact Sci	VRML/ ASPiRA
FDA-cleared product	✗*	✗	✓	✓
Unique Category 1 CPT code (AMA)	✓	✓	✓	✓
Medicare Coverage/Gap Fill Pricing	✓	✓	✓	✓
IVD kit	✗	✗	✗	✓
CLIA lab for LDTs	✓	✓	✓	✓
Multi-modal predictive analytics	✗	✗	✗	✓
Proprietary disease registry/samples	✓	✓	✓	✓
Leading peer-reviewed publications	✓	✓	✓	✓
Strong outreach: KOLs/advocacy	✓	✓	✓	✓

Creating Value by Embracing the Challenging Future of Healthcare

*BRACAnalysis®

Conclusions

✓ First of its kind, FDA-cleared multi-variate global technology platform

✓ In two pivotal trials, OVA1® detected >80% cancers missed by CA125 and physician assessment[1,2]

✓ 2016 Progress
- 2nd Generation product (Overa) FDA Cleared - 30% improvement in specificity
- November 2016, ACOG Guideline Inclusion
- December 2016, Overa obtains 1st of its kind reimbursement code (PLA code 0003)

✓ Market leader expertise: biomarkers, algorithm development and clinical/data partnering to develop solutions

✓ Risks mitigated-Strong barriers to entry
- Trade secret algorithm
- Pending patent applications OVA1 and OVERA
- Other patents covering various ovarian cancer biomarkers

VERMILLION

1. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
2. Ueland FR, et al., Obstet Gynecol. 2011 Jun;117(6):1289-97



VERMILLION®

www.vermillion.com

Corporate Headquarters

12117 Bee Caves Rd.
Building III, Suite 100
Austin, TX 78738

Tel: 512.519.0400
Fax: 512.439.6980

ASPiRA IVD

35 Nutmeg Dr.
Suite 260
Trumbull, CT 06611

Tel: 203.993.8294
Fax: 203.502.8689

Investor Relations

Michael Wood
LifeSci Advisors LLC

Tel: 646.597 6983
mwood@lifesciadvisors.com